UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 14, 2015 (December 13, 2015)

Jarden Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13665	35-1828377
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 5th Floor		06851
449 Main Avenue
Norwalk, CT
(Address of Principal Executive Offices)		(Zip Code)

(203) 849-4664

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2015, the Board of Directors (the “Board”) of Jarden Corporation, a Delaware corporation (the “Company” or “Jarden”) adopted a forum selection provision which is contained in an amendment (the “Amendment”) to the Company’s Third Amended and Restated Bylaws (“Bylaws”). Pursuant to this provision, which was added as a new Article Eight to the Bylaws, unless the Company consents to the selection of another forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of or for breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or to the Company’s stockholders, (iii) any action asserting a claim against the Company or against any director or officer or other employee of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware (“DGCL”) or the Company’s Restated Certificate of Incorporation or the Bylaws (as they may be amended from time to time), or (iv) any action asserting a claim against the Company or against any director or officer or other employee of the Company governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (a “Delaware State Court”) (or, if no Delaware State Court has jurisdiction in respect of any of the actions enumerated in clauses (i), (ii), (iii) and (iv) above, the U.S. federal district court for the District of Delaware (“Delaware Federal Court”)).

The adoption of new Article Eight of the Bylaws is expressly authorized by Section 115 of the DGCL and the Board believes that such adoption is in the best interest of the Company and its stockholders. New Article Eight of the Bylaws is intended to avoid unnecessary risk, uncertainty and expense from having to defend against potentially concurrent multi-jurisdictional litigation in, and to reduce the risk of potentially inconsistent rulings and misinterpretations of Delaware corporate law arising from, multiple (non-Delaware) courts in respect of the types of intra-corporate disputes and legal actions enumerated in clauses (i) through (iv) above.

The Board expects new Article Eight of the Bylaws to result in a more predictable outcome in the event of any future legal disputes and legal actions and to help avoid the unnecessary expenditure of Company resources, including financial resources and management time and attention. Importantly, new Article Eight of the Bylaws does not govern every category of legal action that could be brought against the Company or any of its directors, officers or other employees. Instead new Article Eight of the Bylaws provides only that the above-enumerated categories of intra-corporate disputes and legal actions must be commenced in the court (i.e., a Delaware State Court or Delaware Federal Court) that is most expert and experienced with adjudicating matters of Delaware corporate law, with the goal of obtaining a more cost-efficient, expeditious and effective resolution of such specified disputes and actions.

At the same time, new Article Eight of the Bylaws does not foreclose the ability, and preserves the flexibility, of the Company to consent to the selection of an additional non-Delaware forum for those legal actions (so long as such non-Delaware jurisdiction is not exclusive and such enumerated disputes and actions also may be commenced and maintained in a Delaware State Court, or if jurisdiction of a Delaware State Court is not available, the Delaware Federal Court).

The foregoing summary of the Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the complete text thereof filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

A copy of the joint press release referenced below is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation to be used in connection with the teleconference referenced below is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On December 14, 2015, the Company and Newell Rubbermaid Inc., a Delaware corporation (“Newell Rubbermaid” or “Newell”) issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of December 13, 2015, by and among Newell, the Company, NCPF Acquisition Corp. I, a Delaware corporation and a wholly-owned subsidiary of Newell (“Newell Merger Sub”), and NCPF Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of Newell (“Successor Merger Sub”), pursuant to which Newell will combine with the Company in a series of merger transactions (the “Combination”).

Newell Merger Sub will merge with and into the Company (the “Jarden Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Newell. Immediately following the effectiveness of the Jarden Merger, the Company will merge with and into Successor Merger Sub, with Successor Merger Sub continuing as the surviving corporation (the “Successor Merger Sub Merger” and, together with the Jarden Merger, the “Combined Mergers”). As a result of the Combined Mergers, the Successor Merger Sub with the legacy business of the Company will become a direct wholly-owned subsidiary of Newell. Following the consummation of the Combination, Newell will change its name to Newell Brands Inc.

Newell and the Company will be providing supplemental information regarding the Combination through a teleconference with analysts and investors.

Caution Concerning Forward Looking Statements

Statements that are not historical in nature constitute forward looking statements. These forward-looking statements relate to information or assumptions about the timing of completion of the proposed combination, the expected benefits of the proposed combination, management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies therefrom, and anticipated future financial and operating performance results, including operating margin or gross margin capital and other expenditures, cash flow, dividends, restructuring and other project costs, costs and cost savings, and debt ratings. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the necessary shareholder approvals may not be obtained; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that the proposed combination will not be consummated in a timely manner; risks that any of the closing conditions to the proposed combination may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed combination; failure to realize the benefits expected from the proposed combination; failure to promptly and effectively integrate the proposed combination; and the effect of the announcement of the proposed combination on the ability of Jarden to retain customers and retain and hire key personnel, maintain relationships with suppliers, on Jarden’s operating results and businesses generally and those factors listed in Jarden’s most recent Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission (“SEC”). Changes in such assumptions or factors could produce significantly different results. The information contained in this Current Report on Form 8-K is as of the date hereof. Jarden assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information or future events or developments.

Additional Information and Where to Find It

In connection with the proposed combination, Newell Rubbermaid and Jarden will file a registration statement on Form S-4 that will include the Joint Proxy Statement of Newell Rubbermaid and Jarden that also constitutes a prospectus of Newell Rubbermaid. Newell Rubbermaid and Jarden plan to mail to their respective shareholders the Joint Proxy Statement/Prospectus in connection with the proposed combination. THE COMPANY URGES INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PROPOSED COMBINATION. Investors and shareholders will be able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Jarden by accessing Jarden’s website at www.Jarden.com by clicking on the “For Investors” link and then clicking on the “SEC Filings” link or by contacting Jarden Investor Relations at rwilson@jarden.com or by calling 203-845-5300. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed combination contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 1, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on February 12, 2015, May 19, 2015, October 9, 2015 and November 16, 2015. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 20, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015 and June 9, 2015. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amendment to the Third Amended and Restated Bylaws of Jarden Corporation

99.1	Joint Press Release, dated December 14, 2015, issued by Jarden Corporation and Newell Rubbermaid Inc.

99.2	Investor Presentation, dated December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 14, 2015	JARDEN CORPORATION

	By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President – Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Amendment to the Third Amended and Restated Bylaws of Jarden Corporation

99.1	Joint Press Release, dated December 14, 2015, issued by Jarden Corporation and Newell Rubbermaid Inc.

99.2	Investor Presentation, dated December 14, 2015.

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